EXHIBIT 99.1

Mid-America Apartment Communities
Investor Update
NAREIT Annual Convention November, 2004

Safe Harbor Statement

                Statements contained in this presentation, which
                  are not historical facts, are forward-looking
                statements, as the term is defined in the Private
                 Securities Litigation Reform Act of 1995. Such
                 forward-looking statements are subject to risks
                and uncertainties which can cause actual results
                    to differ materially from those currently
                 anticipated, due to a number of factors, which
                  include, but are not limited to, unfavorable
                    changes in the apartment market, changing
                 economic conditions, the impact of competition,
                 acquisitions which may not achieve anticipated
              results and other risk factors discussed in documents
                filed with the Securities and Exchange Commission
                    from time to time including the Company's
                  Annual Report on Form 10-K and the Company's
                       Quarterly Report on Form 10-Q. The
                 statements in this presentation are made based
                 upon information currently known to management
               and the company assumes no obligation to update or
                  revise any of its forward-looking statements.

MAA Profile

>>   Southeast Regional Focus
     Strong, steady apartment demand trends; strong job growth and migration; sun-belt region
>>   Effective Market Tier Strategy
     Creates lower volatility through full market;
     stable dividend and value protection
>>   Middle Market Product Focus
     Largest price point market segment; lower volatility through full market cycle
>>   Strong Property Operating Focus
     Hands-on approach to property management;
     heavy focus on operations and on-site execution

Regionally Focused Strategy

Diversified across strong and stable growth region of the count...high and steady demand for apartment housing

[Map depicts the location of the Company's locations in the Southeast and Texas]

Population Growth Projections
2005 - 2010:
  US Total        4.1%
  MAA Region      4.7%
2005 - 2015:
  US Total        8.4%
  MAA Region      9.3%
Over the next three decades, net
population change will be most
evident in three states - CA, TX, FL.
Source:  Dept. of Commerce, Current Population Reports

Regional Unemployment Rates
            9/03    9/04
Northeast   5.8     5.1
South       5.8     4.9
Midwest     6.0     5.5
West        6.5     5.6
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Apartment REIT Sector Position

An efficient operating platform in place; meaningful opportunity for higher relative external growth performance

          Total Units                    Total Enterprise Value

Scale of Operation
                                                        Enterprise
                    Total Units                            Value
Aimco                   233,362     Equity               $ 17,277
Equity                  203,590     Archstone            $ 11,940
United Dominion          77,259     AIMCO                $ 11,225
Archstone                63,839     Avalon Bay            $ 7,482
Camden                   51,344     United Dominion       $ 5,824
Home Properties          42,224     Home Properties       $ 3,810
Avalon Bay               39,019     Camden                $ 3,629
Mid-America              36,712     BRE Properties        $ 3,641
Post Properties          27,683     Essex Property        $ 3,476
AMLI                     27,014     Post Properties       $ 2,629
Essex Property           26,991     Gables                $ 2,439
BRE Properties           23,981     Mid-America           $ 2,108
Cornerstone              22,910     Summit Properties     $ 1,911
Gables                   22,704     AMLI                  $ 1,722

Per 11/5/04 Stifel, Nicolaus Weekly Sector Scorecard Report and Bear Stearns July 2004 Apartment REIT Performance Report.

Strategy Overview

Early 2002 defined a plan to improve share price and 'weather the storm' of weakening market fundamentals

>>   Commit to the current dividend
     *    Grow cash flow; avoid transactions that would dilute coverage
>>   Protect shareholder and real estate value
     *    Resident   profile,   CapEx   spending,   stay  focused  on  operating
          fundamentals
>>   Establish a more balanced portfolio earnings profile
     * Grow capital base in larger tier markets; position for full-cycle performance
>>   Strengthen balance sheet and operating platform to support growth
     *    Build balance sheet flexibility, high focus on operating productivity

Steady Improvement

Steady progress in growing FFO while maintaining a constant dividend; expect continued FFO improvement next year as market conditions strengthen and new growth continues.

[Line chart depicts the following]

Dividend and FFO

                 2001        2002        2003        2004F       2005F
FFO/share*     $ 2.74      $ 2.69      $ 2.87       $ 3.00      $ 3.06
Dividend       $ 2.34      $ 2.34      $ 2.34       $ 2.34      $ 2.34

* Before write-off of preferred share issuance cost ("non-cash"); Forecast per First Call.

Consistent Performer

16.6% annualized return since IPO; MAA shareholder returns in the top-tier of apartment sector performance for all measurement periods

[Line chart depicts the following]

Total Return since February 1994:
MAA vs NAREIT Index

                                                                             YTD
        IPO  1994  1995  1996  1997  1998  1999  2000  2001  2002  2003  11/9/04
MAA     100   142   143   180   192   166   182   201   259   264   395      441
Nareit  100   100   114   156   188   155   147   188   212   222   304      367

Total Return - Three Years

ESS 101.9%
MAA 101.4%
UDR 89.1%
AVB 76.0%
ASN 75.2%
BRE 73.4%
GBP 69.5%
TCT 69.3%
AML 67.4%
HME 65.6%
SMT 64.3%
CPT 53.9%
AEC 52.1%
EQR 50.2%
PPS 28.2%
TCR 24.2%
AIV 10.2%

Total Return - Five Years

ESS 212.0%
UDR 189.2%
MAA 176.8%
AVB 171.8%
BRE 147.3%
TCT 140.3%
ASN 135.1%
CPT 132.6%
SMT 128.3%
HME 125.9%
GBP 120.8%
AML 117.9%
EQR 111.9%
AEC 109.6%
TCR 57.6%
AIV 36.8%
PPS 27.6%

Source: Stifel, Nicolaus Weekly Sector Scorecard - Residential 11/5/04.

Steady Improvement

Expect continued steady progress in 2005 and beyond

>>  FFO Forecasts
        *   2004: $2.98 to $3.01
        *   2005: $3.00 to $3.10
>>  Impact from straight-line concession change
        *   2004: + 4 cents
        *   2005: - 3 cents
>>  Assume in 2005
        *   2% to 2.5% same store NOI growth
        *   $150 MM of acquisitions
        *   $20 MM of dispositions
        *   5.5% blended average interest rate

Why Buy MAA

Significant FFO upside to capture from existing portfolio as market conditions improve

>> Successful implementation in 2004 of new web-based property and revenue management system; strong productivity and pricing platform
>> New initiative to be launched in 2005 focused on more extensive unit interior renovation opportunities; initially focused on 3,500 units
>>   Same store pricing power of portfolio has been protected (ARU  performance:
     2002 -.2%, 2003 .1%, 2004 YTD .3%)
>>   Leasing and credit standards have been aggressively managed and protected
>> During normalized market conditions, same store portfolio generated $0.20/share of higher NOI (or $4MM) than in 2004
>> All three market tier segments (large, middle and small city markets) have up-side to capture

Why Buy MAA

A record of disciplined growth; extensive network in place and local knowledge of markets ensures steady deal flow

>> $330 million (4,457 high quality units) acquired in the last two years at an average 6.6% cap rate
     *    Average property age 5 years
     *    Average $75,000 per unit; below replacement value
     * All in major markets: Atlanta, Dallas, Houston, South Florida, Jacksonville, Austin, Nashville
>>   Numerous acquisition opportunities currently under review

Why Buy MAA

Flexibility, coverage ratios and cost of debt have all materially improved over the last three years

>>   Balance sheet materially strengthened
>> Equity markets accessed tactically to fund acquisitions on accretive basis through direct placements
>>   Improving dividend coverage has increased flexibility
>>   Fixed charge coverage has improved to 1.86 from 1.67 over last two years
>>   Agency credit facilities offer optimum debt financing (price, flexibility)
>>   Debt program well laddered; 10% annually

Why Buy MAA

Experienced and independent Board of Directors - expertise in apartment real estate, capital markets and corporate governance.

>>   Independent Directors

     *    Robert Fogelman
          President, Fogelman Investments. 30 years of multifamily development and property management

     *    Ralph Horn
          Former Chairman/CEO First Tennessee. Director - Gaylord Entertainment, Harrah's Entertainment

     *    Mike Starnes
          CEO and President MS Carriers, Inc. Director - Swift Transportation Co., Union Planters Corp

     *    John Grinalds
          President, The Citadel University. Retired, Major General U.S. Marine Corps

     *    Alan Graf
          Executive Vice President and CFO, FedEx Corporation, Director - Nike Inc., Kimball International


>>   Non-Management Directors

     *    George Cates
          Founder, former Chairman/CEO of MAA. 30 years multifamily experience. Director - First Tennessee

     *    John Flournoy
          Chairman and CEO, Flournoy Development Company (apartments),  Director
          - Synovus Financial


>>   Management Directors

     *    Eric Bolton
          Chairman and CEO, 10 years with MAA, 20 years real estate experience

     *    Simon Wadsworth
          Executive Vice President and CFO, 10 years with MAA

Insiders own 10.1% of MAA

Why Buy MAA

MAA aims to deliver the highest risk-adjusted return in the sector

* Business strategy is oriented towards protecting dividend, growing AFFO, not depending on major capital transactions
* Avoiding inherently risky development business (operating, forecasting, business leverage, accounting risks)
* Diversified portfolio across multiple market types - lower volatility through full market and interest rate cycles
* Focus on stable growth region of the country - better able to battle periodic supply pressures through careful investing & aggressive operations
* Focus on apartment product serving middle market renter - largest rental market segment, lower volatility
* Very disciplined acquirer; significant focus on replacement value and ability to effectively compete against periodic new supply pressures
*    Focused "operator" - strong company culture centered on property operations

Why Buy MAA

Current market pricing offers a discount to underlying real estate value

>>   Market pricing is approximately $59,500 per unit, or 6.75% cap rate
>>   One of the newer portfolios in the sector at an average age of 13 years
>> 4,457 units at an average price (discount to replacement) of $75,000 added in last two years
>>   Material  shift of  portfolio to lower cap rate markets over the last three years
>> Recent transactions (SMT, TCR) imply values of 5.5% to 5.75% cap rates at $65,000 per unit
>>   Equivalent pricing of MAA drives price range of $48 to $55 per share

Why Buy MAA

MAA is under-priced relative to sector multiple average

Stock Price
As Multiple       FFO      AFFO
MAA               13.3     16.5
All Apts.         16.5     19.4

MAA priced at sector multiple averages: $46 - $50

MAA is better positioned for dividend growth than the sector average.

Dividend
Payout Ratio      FFO      AFFO
MAA               78%       97%
All Apts.         86%      100%

Source: Morgan Stanley 11-5-04; All Apts. is weighted average; MAA updated through Q304 release.

Investment Summary

Significant internal earnings growth upside + steady and disciplined external growth prospects + secure dividend + pricing upside to sector

|X|  Focused strategy and operation
|X|  Lower-risk business strategy & operation
|X|  Well positioned within sector
|X|  Consistent top performer
|X|  Significant earnings upside to recapture
|X|  Solid growth prospects
|X|  Disciplined approach to new growth
|X|  Secure dividend
|X|  Strong, independent board
|X|  Pricing upside relative to sector
|X|  Solid yield and value upside opportunity